Exhibit 10.12(a)



                                 LESLIE BERNHARD
                                  ADSTAR, INC.
                               4553 GLENCOE AVENUE
                            MARINA DEL REY, CA 90292

                                October 18, 2006

Board of Directors
Universal Power Group, Inc.
1720 Hayden Road
Carrollton, Texas


Dear Sirs:

This letter confirms my acceptance of your offer to join the Board of Directors of Universal Power Group, Inc. immediately upon effectiveness of the company's initial public offering.

                                               Very truly yours,

                                               /s/ Leslie Bernhard